UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    December 20, 2011 (December 20, 2011)

EV Energy Partners, L.P.
(Exact name of registrant as specified in charter)

Delaware	001-33024	20-4745690
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1001 Fannin, Suite 800, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 651-1144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 20, 2011, EV Energy Partners, L.P. (the “Partnership”) and EnerVest, Ltd. entered into an extension to the Omnibus Agreement dated September 29, 2006 between EnerVest, Ltd., EV Management LLC, EV Energy GP, LP, EV Properties, L.P. and the Partnership (the “Omnibus Agreement Extension”).  The terms of the Omnibus Agreement Extension were approved by the Conflicts Committee of the Board of Directors of EV Management LLC, the general partner of the general partner of the Partnership.  Under the terms of the Omnibus Agreement Extension, a fee of $1,091,666.67 per month will be payable to EnerVest, Ltd. for the period from January 1, 2012 through December 31, 2012, subject to adjustment for any acquisitions or divestitures of oil and natural gas properties during such period.

A copy of this Omnibus Agreement Extension is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2011, the Partnership announced that Mark A. Houser has been promoted to President and Chief Executive Officer of EV Management, LLC, the general partner of the general partner of the Partnership, effective January 1, 2012.  John B. Walker, Chairman and CEO since the Partnership was founded in September 2006, will remain Executive Chairman..  Houser, 50, has served as President and Chief Operating Officer of the EV Management since its creation.  He also serves as Executive Vice President and COO of, and is an equity owner in, EnerVest, Ltd.  Houser has more than 25 years of experience in the oil and gas industry, serving in a number of roles of increasing responsibility with Occidental Petroleum and Nexen (formerly Canadian Occidental).  He began his career with Kerr-McGee.  Houser earned a petroleum engineering degree from Texas A&M University and a MBA from Southern Methodist University.

A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Omnibus Agreement Extension, dated December 20, 2011, by and between EnerVest, Ltd. and EV Energy GP, L.P..

99.1	News Release of EV Energy Partners, L.P. dated December 20, 2011.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EV Energy Partners, L.P.

Dated: December 20, 2011	By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief Financial Officer of EV Management LLC, general partner of EV Energy GP, L.P., general partner of EV Energy Partners, L.P

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Omnibus Agreement Extension, dated December 20, 2011, by and between EnerVest, Ltd. and EV Energy GP, L.P..

99.1	News Release of EV Energy Partners, L.P. dated December 20, 2011.